Other Borrowed Funds (Tables)	12 Months Ended
Dec. 31, 2024
Other Borrowed Funds
Schedule of other borrowed funds

	December 31,
	2024	2023

	(Dollars in Thousands)
Federal Home Loan Bank advances—long-term(1)
Balance at year end	$10,541	$10,745
Rate on balance outstanding at year end	2.61%	2.61%
Average daily balance	$10,635	$10,837
Average rate	2.61%	2.61%
Maximum amount outstanding at any month end	$10,729	$10,928
(1)	Long-term advances at December 31, 2024 and December 31, 2023 consisted of amortizing advances. Two amortizing advances are outstanding at December 31, 2024 in the amounts of $2,852,000 and $7,689,000 and mature in December 2033 and November 2033, respectively. The amortization on the amortizing long-term advances totals approximately $210,000, $215,000, $221,000, $227,000 and $233,000 for the years ending December 31, 2025, 2026, 2027, 2028 and December 31, 2029, respectively.